ENTERPRISE FINANCIAL SERVICES CORP THIRD QUARTER 2017 INVESTOR PRESENTATION

2 Forward-Looking Statement Some of the information in this report contains “forward‐looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward‐looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward‐looking statements may be expressed differently. Forward‐looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward‐ looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10‐K and in Part II, 1A of our most recently filed Form 10‐Q, all of which could cause the Company’s actual results to differ from those set forth in the forward‐looking statements. Readers are cautioned not to place undue reliance on our forward‐looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward‐looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward‐looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations."

3 Company Snapshot - EFSC SNL Data TOTAL  ASSETS $5.2 Billion MARKET  CAP Concentrated on Private Businesses and  Owner Families Relationship Driven  Attract Top Talent in Markets Product Breadth • Banking • Trust & Wealth Management • Treasury Management Proven Ability to Grow Commercial &  Industrial “C&I” Loans Strong Balance Sheet with Attractive Risk  Profile FOCUSED  BUSINESS  MODEL: Operates in MSAs St. Louis Kansas City Phoenix $1.0 Billion

4 Executive Leadership Team James B. Lally, 49, President & Chief Executive Officer, EFSC 14 Keene S. Turner, 38, Executive Vice President & Chief Financial Officer, EFSC 4 Scott R. Goodman, 53, President, Enterprise Bank & Trust 14 Douglas N. Bauche, 47, Chief Credit Officer, Enterprise Bank & Trust 17 Mark G. Ponder, 47, SVP, Controller and CFO, Enterprise Bank & Trust 5 Name, Age, Title Years at Enterprise

5 Differentiated Business Model: Built for Quality Earnings Growth Enterprise Bank Financial & Estate Planning Tax Credit Brokerage Business & Succession Planning Trust Administration Enterprise Trust Investment Management Enterprise University Treasury Management Personal & Private Banking Commercial & Business Banking PRIVATE  BUSINESSES  & OWNER  FAMILIES Mortgage Banking • Focused and Well‐Defined Strategy Aimed at  Business Owners, Executives and Professionals • Targeted Array of Banking and Wealth  Management Services to Meet our Clients’ Needs • Experienced Bankers and Advisors

6 Three Urban Markets Phoenix Kansas City St. Louis1 Loans $277MM $635MM $2.2B Deposits $114MM $724MM $3.2B Branches 2 7 19 Deposit Market Share 39th/0.12% 16th/1.29% 5th/4.23% Primary Competitors JP Morgan Chase Wells Fargo Bank of America UMB Commerce Bank of America US Bancorp Bank of America Commerce Arizona Source: 6/30/2017 FDIC data, SNL Financial. 1Market share and competitors exclude single branch institutions. Missouri Kansas

7 Focused Loan Growth Strategies Tax Credit Programs. $188 Million in Loans Outstanding Related to Federal New Markets, Historic  and Missouri Affordable Housing Tax Credits.  $183 Million in Federal & State New Markets Tax Credits Awarded  To Date. Enterprise Value Lending. $456 Million in M&A Related Loans Outstanding, Partnering with PE  Firms. Life Insurance Premium Financing. $331 Million in Loans Outstanding Related to High Net  Worth Estate Planning. 4.7% 11.4% 8.3% Total Portfolio Loans Specialized Market Segments Represent 24% of Total Portfolio Loans, Offering Competitive Advantages, Risk Adjusted Pricing and Fee Income Opportunities. Expectations for Future Growth  Include Continued Focus in these  Specialized Market Segments.

8 History of Strong C&I Growth $880  $1,007  $1,172  $1,371  $1,599  $1,862  Q3 '12 Q3 '13 Q3 '14 Q3 '15 Q3 '16 Q3 '17 In Millions

Awareness Interest Consideration Intent Evaluation Purchase 9 Marketing & Sales Funnel NOW… …FUTURE Marketing Sales Marketing Sales

10 Opportunities Exist - Client Satisfaction Drivers Client satisfaction  scores are industry  leading. We’re  focused on leveraging  ways to improve  industry  understanding and  being a consultative  partner to clients. 1. Ease of doing business 2. Relationship Satisfaction 3. Understanding of your industry 4. Provides ideas and advice Key Drivers of Client Satisfaction Score  Peer Group    100% 95% 87% 89% 77% 71% 65% 58% Source: Greenwich Associates

11 Acquisition of Jefferson County Bancshares, Inc. (JCB) Closed February 10, 2017 Consistent with M&A Expansion Strategy Enhanced EFSC’s footprint in the St. Louis MSA,  while building total balance sheet size to              $5 billion in assets Top five deposit market share in the St. Louis  MSA • Successfully completed core systems conversion on May 22, 2017 • Expanded branch presence • ~$4 billion of deposits • Strengthens & diversifies core deposit gathering capabilities • Approximately $60 million in deposits per branch St. Louis  MSA EFSC (16 BRANCHES TOTAL,  6 BRANCHES IN ST. LOUIS MSA) JEFFERSON (18 BRANCHES TOTAL,  17 BRANCHES IN ST. LOUIS MSA)

12 Portfolio Loan Trends $3,038  $3,118  $3,853 $3,859  $3,997  Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 In Millions *Note: 9% excluding acquisition of JCB JCB $678

13 Drivers of Loan Growth Enterprise Value  Lending 6% Life Insurance  Premium Finance 3% General Commercial  & Industrial 4% Commercial/Construction RE 13% Tax Credits 4% JCB Acquisition 70% Enterprise Value Lending Life Insurance Premium Finance General Commercial & Industrial Commercial/Construction RE Tax Credits $959 MILLION September 30, 2016 – September 30, 2017

26% 39%15% 20% 14 Attractive Deposit Mix CD Interest Bearing Transaction Accts DDA MMA &  Savings SEPTEMBER 30, 2017 $4.1B • Significant DDA Composition • Stable Cost of Deposits • Improving Core Funding Cost of Deposits 0.46% 31% Core Deposit Growth  Q3 2016 – Q3 2017 In  Millions $3,125  $3,233  $4,032 $3,921 $4,059  24.4% 26.8% 25.7% 26.0% 25.8% Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Deposits JCB DDA % JCB $774

15 Core Funding Mix $80  (6%) $341  (25%) $408  (29%) $165  (12%) $233  (17%) $151  (11%) Consumer $169  (53%) $79  (24%) $44  (14%) $14  (4%) $12  (4%) $5  (1%) Business Banking DDA NOW MMA SAVINGS CD 1yr or less CD >1yr $800  (42%) $393  (20%) $663  (34%) $25  (1%) $37  (2%) $9  (1%) Commercial In Millions, Excludes Brokered Deposits By Business Line Consumer 38% Business  Banking 9% Commercial 53%

16 Financial Scorecard Q3 2017 Compared to Q3 2016 40% Drive Net Interest  Income Growth in  Dollars with Favorable  Loan Growth Trends 21 bps Defend Net  Interest Margin 43 bps  NPLs/Loans Maintain High Quality  Credit Profile 1% Achieve Further  Improvement in  Operating Leverage Continued Growth in Core EPS35% Enhance Deposit Levels to Support Growth30%

Earnings Per Share $0.69  < $0.04 > $0.01  $0.66  EPS Non‐Core Acquired Assets Merger Related Expenses Core EPS * A Non GAAP Measure, Refer to Appendix for Reconciliation Reported vs. Core EPS* Q3 2017 17

Earnings Per Share Trend $0.56  $0.04  $0.03  $0.01  $0.02  $0.66  Q2 '17 Net Interest Income Portfolio Loan Loss Provision Non Interest Income Non Interest Expense Q3 '17 Changes in Core EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation 18

19 Core Net Interest Income Trend* In Millions Note: * A Non‐GAAP Measure, Refer to Appendix for Reconciliation $31.5  $32.2  $37.6  $43.0  $44.1 3.54% 3.44% 3.63% 3.76% 3.75% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%  $4.0  $5.0  $6.0  $7.0  $8.0  $9.0  $10.0  $11.0  $12.0  $13.0  $14.0  $15.0  $16.0  $17.0  $18.0  $19.0  $20.0  $21.0  $22.0  $23.0  $24.0  $25.0  $26.0  $27.0  $28.0  $29.0  $30.0  $31.0  $32.0  $33.0  $34.0  $35.0  $36.0  $37.0  $38.0  $39.0  $40.0  $41.0  $42.0  $43.0  $44.0  $45.0  $46.0  $47.0 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Core Net Interest Income FTE Core Net Interest Margin

20 Credit Trends for Portfolio Loans 14 bps 12 bps ‐1 bps 64 bps 8 bps Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 2017 YTD NCO = 24 bps Q3 2017 EFSC PEER(3) NPA’S/ASSETS = 0.18% 0.71% NPL’S/LOANS = 0.23% 0.85% ALLL/NPL’S = 426.2% 112.3% ALLL/LOANS = 0.97% 1.03% (1) Portfolio loans only, excludes non‐core acquired loans;    (2) Excludes JCB;  (3) Peer median data as of 6/30/2017 (source: SNL Financial)  In Millions $154 $80 $56 $7 $138 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Portfolio Loan Growth   In MillionsNet Charge‐offs (1) $3.0 $1.0 $1.5 $3.6 $2.4 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Provision for Portfolio Loans (2)

Core Fee Income* Note: * A Non‐GAAP Measure, Refer to Appendix for Reconciliation Other Core  Fee Income DetailCore  Fee Income $1.7 $1.7 $1.8 $2.0 $2.1 $2.2 $2.2 $2.5 $2.8 $2.8 $1.9 $1.3 $1.5 $1.7 $1.9$0.2 $1.7 $0.2 $0.1 $0.8 $0.9 $1.0 $1.4 $1.5 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Wealth Management Deposit Services Charges Other State Tax Credits Card Services $1.0 $1.0 $0.8 $1.0 $1.5 $0.2 $0.2 $0.4 $0.1 $0.3 $0.2 $0.4 $0.2 $0.2$0.4 $0.1 $0.1 $0.1 $0.1 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Miscellaneous Swap Fees CDE Mortgage In Millions 21 $6.8 $7.8 $7.9 $8.4 $7.0 $1.9 $1.5 $1.9 $1.3 $1.7

Operating Expenses Trend* In Millions Note: * A Non‐GAAP Measure, Refer to Appendix for Reconciliation  $6.4  $7.0  $7.8  $9.7  $9.6  $1.7 $1.7 $1.9 $2.3 $2.4 $12.1  $12.4  $15.2  $15.8  $15.1  52.8% 52.7% 56.0% 54.5% 51.6% ‐3 2 7 12 17 22 27 32 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Other Occupancy Employee compensation and benefits Core Efficiency Ratio* $27.1 $24.9 $21.1 $20.2 $27.8 22 JCB synergies were realized in Q3 of  2017, ahead of schedule.

23 Positive Momentum in Core* Earnings Per Share $0.37  $0.33  $0.35  $0.38  $0.44  $0.49  $0.47  $0.49  $0.49  $0.59  $0.59  $0.56  $0.66  Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Note: * A Non‐GAAP Measure, Refer to Appendix for Reconciliation 78% Core EPS Growth from Q3 2014 to Q3 2017

24 Three-Year Financial Highlights Note: Core is a Non GAAP Measure, Refer to Appendix for Reconciliation Total Core Non‐Interest Income Core Net Income Core Earnings Per Share (diluted) Core Return on Average Equity Core Return on Average Assets Total Assets Core Net Interest Income $26,787 $41,237 $2.03 11.10% 1.09% $4,081,328 $123,515 $25,575 $33,791 $1.66 10.08% 1.00% $3,608,483 $107,618 $24,548 $26,043 $1.29 8.63% 0.82% $3,277,003 $98,438 $23,260 $41,917 $1.81 10.69% 1.14% $5,231,488 $124,685

25 Capital Levels Prudently Managed to Facilitate Growth and Returns • 2,000,000 Share Common Stock  Repurchase Plan • ~ 10% of EFSC Outstanding Shares • No Specified End Date • Disciplined, Patient Approach Based  on Market Conditions • Repurchased 429,955 shares at an  average price of $38.69 in the third  quarter  • Sufficient Capital to Support  Growth Plans • $0.11 per share quarterly dividend 6.02% 7.78% 8.69% 8.88% 8.76% 8.18% TANGIBLE COMMON EQUITY/TANGIBLE ASSETS

26 Enterprise Financial • Highly Focused, Proven Business Model • Strong Track Record of Commercial Loan Growth • Differentiated Competitive Lending Expertise • Enhanced Core Funding Capabilities • Increased Returns and Enhanced Shareholder Value  162% 91% EFSC Index 3‐Year Total Shareholder Return Note: Index  = SNL U.S. Bank $1B ‐ $5B, as of  6/30/2017

Appendix 3Q 2017 EFSC INVESTOR PRESENTATION

28 Balance Sheet Positioned for Growth Modest Asset  Sensitivity    (200 BPS Rate  Shock Increases  NII By 3.2%) 57% Floating  Rate Loans,  with Three‐Year  Average  Duration High‐quality,  Cash‐flowing  Securities  Portfolio with  Four‐Year  Average  Duration 26%             Non‐Interest  Bearing DDA to  Total Deposits 8.18%      Tangible  Common  Equity/Tangible  Assets

29 Successful FDIC-Assisted Acquisition Strategy Significant Earnings Contribution (Pre‐tax) Terminated all loss share agreements with  the FDIC in December 2015 Early termination charge from Q4 2015  earned back 100% in Q1 2016 2015 2016 AS OF 9/30/17 $7,529 $15,018 $5,444 Dollars in Thousands Accretable yield estimate as of 9/30/2017 Completed  4  FDIC‐Assisted  Transactions  Since December  2009  Contributed $71 Million in Net  Earnings Since  Acquisition $55 Million of  Remaining  Contractual Cash  Flows with $29 Million Carrying  Value Significant Contribution to  Future Earnings  with Estimated  Future  Accretable Yield  of $10 Million

30 Use of Non-GAAP Financial Measures The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net interest margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans but exclude incremental accretion on these loans. Core performance measures also exclude Gain or loss of other real estate from non-core acquired loans and expenses directly related to the non-core acquired loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items, such as executive separation costs, merger related expenses, facilities charges, and gain/loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated.

Reconciliation of Non-GAAP Financial Measures 31

Q&A 3Q 2017 EFSC INVESTOR PRESENTATION